Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION

PROFESSIONAL SERVICES AGREEMENT

THIS PROFESSIONAL SERVICES AGREEMENT (“Agreement”), dated July 26, 2007 (the “Effective Date”), is between OFFICE DEPOT, INC., a Delaware corporation located at 2200 Old Germantown Road, Delray Beach, FL 33445 (“Office Depot”), including its subsidiaries and affiliates and SUPPORTSOFT, INC., located at 1900 Seaport Blvd., 3rd Floor, Redwood City, California 94063 (“SupportSoft”) (each of SupportSoft and Office Depot, a “Party,” and together, the “Parties”). Office Depot and SupportSoft agree as follows:

1.	Definitions. In addition to terms defined elsewhere in the Agreement, the following terms have the meanings ascribed to them below.

1.1.	“Customer” means a purchaser of technology support services from Office Depot who has entered into a Work Order with Office Depot for those services and purchases the services for internal use and not for distribution or resale.

1.2.	“End User License Agreement” or “EULA” means the license agreement accompanying SupportSoft Software and governing end users access to and use of the Software.

1.3.	“Intellectual Property Rights” means all current and future worldwide patents, patent applications, copyrights, copyright registrations and applications therefore, mask work rights, trade secrets, and all other intellectual property rights recognized anywhere in the world, now known or later developed, and the related documentation or other tangible expression thereof, including documentation related to ownership.

1.4.	“Software” means the SupportSoft software, in object code, and any accompanying documentation, that SupportSoft may provide to Office Depot pursuant to an SOW for distribution to Customers, solely for Customers’ internal use in conjunction with the purchase of Services.

1.5.	“Statement of Work” or “SOW” means a mutually agreed, signed statement of work attached to this Agreement and incorporated herein by reference.

1.6.	“Technology” means all technology, including all inventions, know-how, techniques, design rules, algorithms, routines, software, files, databases, works of authorship, processes, devices, prototypes, schematics, test methodologies, any media on which any of the foregoing is recorded, and any other tangible embodiments of any of the foregoing.

1.7.	“Work Order” means the order form and accompanying terms and conditions applicable to Customers’ purchase of services from Office Depot.

2.	Services. During the term of this Agreement, SupportSoft shall make itself and its personnel available to perform technology support services, as described in the Remote Services Program Specification attached as Exhibit A to this Agreement and in any SOW, to Customers of Office Depot (the “Services”). For each Customer purchase of Services, Office Depot will enter into a Work Order with the Customer identifying the particular Services sold, and containing terms and conditions for the delivery of the Services that are substantially similar to, and at least as protective to SupportSoft, as the support.com Terms and Conditions attached hereto as Exhibit D (support.com Service Terms and Conditions).

3.	Marketing and Promotional Activities.

3.1.	Branding. The Services will be branded by Office Depot and will be identified as “Delivered by support.com”, as further described in Exhibit A. Unless otherwise set forth in an Exhibit or SOW, neither Party may engage in any marketing or promotional activities involving the other Party’s brand features without the other Party’s prior written consent, and any such use shall be subject to appropriate license terms.

3.2.	Marketing Plan. Each Party shall perform its respective marketing and promotion activities with respect to the Services as set forth in Exhibit E (Marketing Plan).

CONFIDENTIAL TREATMENT

4.	Intellectual Property; Licenses.

4.1.	Intellectual Property Ownership. SupportSoft retains and shall own all right, title and interest in and to its Technology, Software and Services, and all Intellectual Property Rights in and to the foregoing. Office Depot shall acquire no right, title or interest in any Intellectual Property Rights related to SupportSoft’s Technology, Services or Software other than the license rights as described in Section 4 of this Agreement. All rights not expressly granted, are reserved to SupportSoft.

4.2.	License to SupportSoft Software. Subject to the terms and conditions of this Agreement and the applicable SOW, SupportSoft hereby grants to Office Depot a nonexclusive, nontransferable license (without the right to grant sublicenses) to (i) reproduce and distribute the Software (in executable form only) solely to Customers who agree to be bound by the terms of the applicable end user license agreements and solely as bundled with the Services; and (ii) use the Software solely in providing Services to such Customers.

4.3.	Software License Restrictions. Except to the extent expressly stated herein, Office Depot shall not (and shall not enable or permit any third party to) (i) decompile, disassemble, or otherwise reverse engineer (except to the extent that applicable law prohibits reverse engineering restrictions) or attempt to reconstruct or discover any source code, underlying ideas, algorithms, file formats or programming or interoperability interfaces of the Software by any means whatsoever, (ii) remove any product identification, copyright or other notices, (iii) provide, lease, lend, or use for timesharing, service bureau or hosting purposes, or otherwise use or allow others to use the Software to or for the benefit of third parties, (iv) modify, translate, convert to another programming language, incorporate into or with other software or create a derivative work of any part of the Software or SupportSoft Technology, (v) disseminate information or analysis (including, without limitation, benchmarks) regarding the quality or performance of the Software, (vi) use any third party software included with the Software, except in conjunction with the Software and Services, or (vii) access or use any portion or functionality of the Software not expressly licensed to Office Depot or utilize the Software, or any component or output thereof, except through application program interfaces documented by SupportSoft. Office Depot must reproduce and include the copyright notice and other proprietary notices that appear on the original Software on any copies and any media thereof made in accordance with the terms of this Agreement.

4.4.	SupportSoft Trademark License. Subject to the terms and conditions of this Agreement, SupportSoft grants to Office Depot a nonexclusive, nontransferable license (without the right to grant sublicenses) to use and reproduce the SupportSoft trademarks and logos identified in writing by SupportSoft solely in connection with the marketing and promotional activities contemplated under Section 3. Office Depot agrees to comply with SupportSoft’s trademark guidelines and policies provided by SupportSoft, as may be modified by SupportSoft from time to time in its sole discretion. Office Depot acknowledges SupportSoft’s exclusive ownership of the SupportSoft trademarks and logos and agrees not to take any action inconsistent with such ownership. Upon SupportSoft’s reasonable request, Office Depot will provide SupportSoft with samples of materials that contain the SupportSoft trademarks or logos prior to their public use, distribution or display for SupportSoft’s quality assurance purposes.

4.5.	Office Depot Trademark License. Subject to the terms and conditions of this Agreement, Office Depot grants to SupportSoft a nonexclusive, nontransferable license (without the right to grant sublicenses) to use and reproduce the Office Depot trademarks and logos identified in writing by Office Depot solely in connection with SupportSoft’s performance of the Services contemplated in the Agreement. SupportSoft agrees to comply with Office Depot’s trademark guidelines and policies provided by Office Depot, as may be modified by Office Depot from time to time in its sole discretion. SupportSoft acknowledges Office Depot’s exclusive ownership of the Office Depot trademarks and logos and agrees not to take any action inconsistent with such ownership. Upon Office Depot’s reasonable request, SupportSoft will provide Office Depot with samples of materials that contain the Office Depot trademarks or logos prior to their public use, distribution or display for Office Depot’s quality assurance purposes.

CONFIDENTIAL TREATMENT

5.	Term and Termination. The term of this Agreement shall commence on the Effective Date and continue for a period of one (1) year after the National Launch, as specified in Exhibit A to this Agreement (the “Initial Term”). Upon the expiration of the Initial Term, the Parties may agree to extend the Agreement for an additional twelve (12) months (the “Renewal Term”) by written agreement.

5.1.	Except as otherwise set forth herein, upon termination, Office Depot shall not be obligated to SupportSoft, or its successors or assigns, for any payments other than for Services performed in accordance with this Agreement prior to the date of termination.

5.2.	If either Party fails to perform any of its material obligations hereunder, and does not cure such failure within thirty (30) days after receipt of written notice from the non-defaulting Party, the non-defaulting Party may, in addition to any other rights it may have under this Agreement, terminate this Agreement.

5.3.	Absent a good faith dispute, if Office Depot fails to make payment to SupportSoft pursuant to this Agreement when such payment is due, and does not fully cure such failure within ten (10) business days after receipt of written notice thereof from SupportSoft, SupportSoft may, in addition to any other rights it may have under this Agreement, terminate this Agreement.

5.4.	If, under the terms of this Agreement, Office Depot is unable to ramp up to, or otherwise withdraws, such quantity or type of services and, SupportSoft, in its reasonable judgment, determines that it is no longer commercially reasonable for SupportSoft to continue to provide any or all Services hereunder, based upon the then-current pricing and contractual terms, then SupportSoft may terminate this Agreement upon thirty (30) days’ prior written notice.

5.5.	After the Initial Term, either Party may terminate the Agreement for convenience upon *** (***) *** prior written notice to the other Party.

5.6.	The following Sections will survive any expiration or termination of this Agreement: Sections 1, 4.1, 4.3, 5.6, 6, 8.2 (for the period identified therein), 9, 11.2, 12.3, 14, 15, 16, and 18.

6.	Payment. Rates charged for Services shall be set forth in Exhibit F (Pricing), attached hereto, unless otherwise set forth in an SOW. SupportSoft will invoice Office Depot monthly for Services performed in the immediately preceding month. Payments shall be made in full within *** (***) *** following the date of invoice. Services will be deemed accepted upon completion of performance.

6.1.	Office Depot agrees to pay amounts equal to any applicable taxes, including, but not limited to, sales and use taxes, resulting from any transaction under this Agreement, excluding taxes based on SupportSoft net income.

7.	Independent Contractor. Pursuant to this Agreement, SupportSoft and Office Depot intend to enter into an arm’s-length commercial relationship. The Parties confirm and agree that no employment relationship is intended nor will be created by provision of Services contemplated by this Agreement. SupportSoft and its personnel, in performing the Services, shall act solely as an independent contractor; SupportSoft, and any employees or agents of SupportSoft, shall under no circumstances be treated as or deemed to be employees of Office Depot. Nothing in this Agreement shall be construed to create a partnership, agency, joint venture, or employer-employee relationship as between Office Depot and SupportSoft, or as between Office Depot and SupportSoft employees. SupportSoft understands Office Depot has no federal, state, or local obligations regarding employee liability or insurance to employees of SupportSoft, and Office Depot’s total commitment and obligations concerning such under this Agreement are limited to the cash payments set forth herein or in any applicable SOW. SupportSoft expressly represents and agrees that it is solely responsible for timely remittance to appropriate authorities of all federal, state, and local taxes and charges incident to the provision of and payment of compensation and/or benefits owing to its employees for Services and to the operation of SupportSoft’s business, including, but not limited to, payment of workers’ compensation insurance premiums, social security taxes (FICA, OASDI, Medicare hospitalization), and federal and state income taxes (including quarterly estimated taxes). NEITHER SUPPORTSOFT NOR ITS EMPLOYEES SHALL HOLD ITSELF (OR HIMSELF OR HERSELF, AS THE CASE MAY BE) OUT OR OTHERWISE REPRESENT ITSELF (OR HIMSELF OR HERSELF, AS THE CASE MAY BE) TO ANY PERSON OR ENTITY AS ANYTHING OTHER THAN AN INDEPENDENT CONTRACTOR OF OFFICE DEPOT. Unless otherwise set forth in a Statement of Work, neither SupportSoft nor its employees shall be entitled to enter into any contract, agreement, arrangement, or association on behalf of Office Depot. SupportSoft shall have sole right and responsibility to supervise its employees in the performance of the Services. Each Party shall comply with all state and federal laws which relate to the employment of its employees and of conduct of its business.

CONFIDENTIAL TREATMENT

8.	Written Records and Reporting; Audit.

8.1.	Records. From time to time, as specifically set forth in the applicable SOW, each Party shall furnish to the other Party written reports pertaining to the Services, including details regarding Work Orders, sales volumes, sales forecasts, transactions, and Services delivered.

8.2.	Audit. Each Party agrees to maintain records supporting the payments made hereunder for a period of two (2) years following the date that the payment is due. The relevant portion of such records and accounts will be available for inspection and audit by an independent certified public accountant selected by the auditing Party and acceptable to the other Party (but not more than once in any twelve (12) month period) during regular business hours, upon reasonable advance notice, and conducted in a manner that does not unreasonably interfere with the operation of the audited Party’s business. Except as provided herein, the auditing Party will bear the sole costs and expenses in connection with such audit. Any underpayments discovered under any audit performed pursuant to this Section 8.2 will be paid promptly by the audited Party following the receipt of a final report from the auditor. Any overpayments found by the auditor will be deducted from any following payments due until such overpayment is fully recouped there from. In the event that a discrepancy is found of greater than ten percent (10%) of revenue for the period that is being audited, then the audited Party will bear the reasonable costs of the audit.

9.	Confidential Data. During the performance of this Agreement, each Party may disclose to the other certain Confidential Information, as such term in defined in the Mutual Nondisclosure Agreement entered into by and between the Parties on *** (herein, the “NDA”). Such NDA is attached hereto as Exhibit G (Mutual Nondisclosure Agreement) and is incorporated herein by reference. Any such Confidential Information disclosed hereunder will be subject to the terms and conditions of the NDA; provided that, as related to Confidential Information disclosed under this Agreement, the rights and obligations of the Parties under such NDA will survive for a period of two (2) years after termination or expiration of this Agreement.

10.	Conflict of Interest. SupportSoft represents and warrants that it has no commitments or obligations to perform Services for others during the period of this Agreement which would materially interfere with the performance of SupportSoft obligations under this Agreement. Other than as prohibited by this paragraph, SupportSoft shall be free to provide services to its other customers and clients.

11.	Compliance with Regulations and Policies. Unless otherwise set forth in the applicable SOW, SupportSoft shall perform the Services at SupportSoft premises or on-site at Office Depot’s premises, and shall be responsible for providing all equipment and supplies necessary to perform the Services. If the performance of the Services requires SupportSoft to be located at Office Depot facilities, SupportSoft shall comply with all applicable federal or state laws and regulatory requirements, all safety and health regulations, and all policies and procedures, including anti-harassment policies, prescribed by Office Depot and provided to SupportSoft. SupportSoft remains responsible for ensuring that SupportSoft employees comply with such laws, regulations, and safety laws and policies and procedures, and supervision of SupportSoft employees remains SupportSoft’s responsibility.

11.1.	SupportSoft hereby certifies compliance with all federal, state, and local employment laws and regulations, including, but not limited to, the Immigration Reform and Control Act (“IRCA”). SupportSoft specifically certifies that each of its employees and subcontractors have completed an 1-9 form as required by IRCA and that the completed forms are maintained in accordance with the provisions of IRCA.

11.2.	Each Party agrees to comply with the other Party’s then-current privacy policy provided by such Party), relating to any of a Customer’s personally identifiable information so disclosed.

CONFIDENTIAL TREATMENT

12.	Warranty; Warranty Disclaimer.

12.1.	SupportSoft represents and warrants that Services provided hereunder shall be performed (i) in a professional, timely and workmanlike manner, (ii) in accordance with industry standards; and (iii) substantially in accordance with the applicable SOW. As the sole and exclusive remedy for breach of the foregoing warranty, if a Customer experiences a problem with the Services and calls SupportSoft within seven (7) days of the date the Services were originally performed, SupportSoft will use commercially reasonable efforts to try to resolve the Customer’s problem at no additional charge, but no refund will be provided. As set forth below, there are no other warranties for the Services, SupportSoft shall pass through to Office Depot all applicable manufacturer warranties, if such warranties have been granted to SupportSoft.

12.2.	Customer Consents and Licenses. Office Depot represents and warrants that it will obtain all required consents and authorizations from Customers to enable SupportSoft to access Customers’ computers and perform the Services. For any software provided by SupportSoft to Office Depot for distribution to Customers or installation on Customer computers, as set forth in an SOW, Office Depot will require any Customer or other end user of such software to agree to be bound by the terms and conditions of any applicable SupportSoft EULA or third-party end user license agreement. Office Depot will also provide each such Customer with copies of the applicable Supportsoft EULA and third-party end user license agreements and will present to such Customer SupportSoft’s then-current privacy policy, with a statement that such privacy policy applies to the Services performed by SupportSoft.

12.3.	EXCEPT AS EXPRESSLY SET FORTH ABOVE, THE SERVICES (INCLUDING, WITHOUT LIMITATION, ALL ADVICE, CONTENT, AND SOFTWARE) ARE PROVIDED “AS IS,” WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES CONCERNING THE AVAILABILITY, ACCURACY, COMPLETENESS, USEFULNESS OF THE SERVICES, AND ANY WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SUPPORTSOFT DOES NOT WARRANT THAT THE SERVICES WILL BE TIMELY, SECURE, UNINTERRUPTED, ERROR FREE, OR SUCCESSFUL IN RESOLVING CUSTOMER QUESTIONS OR COMPUTER PROBLEMS. SUPPORTSOFT MAKES NO WARRANTY THAT THE SERVICES WILL MEET USERS’ EXPECTATIONS OR REQUIREMENTS. NO ADVICE, RESULTS, CONTENT OR MATERIALS WHETHER ORAL OR WRITTEN, OBTAINED BY CUSTOMERS FROM THE SERVICES OR FROM OFFICE DEPOT SHALL CREATE ANY WARRANTY. ANY CONTENT OR SOFTWARE THAT CUSTOMERS ACCESS, DOWNLOAD OR USE WITH THE SERVICES IS DONE AT CUSTOMERS’ OWN DISCRETION AND RISK AND CUSTOMERS AGREE THAT THEY WILL BE SOLELY RESPONSIBLE FOR ANY DAMAGE THAT RESULTS FROM SUCH ACTIVITIES.

13.	Staffing. SupportSoft is responsible for supplying its employees to perform the Services, and SupportSoft is responsible for supervising and/or directing those employees. It is SupportSoft’s responsibility to ensure that its employees are sufficiently competent and experienced to ensure that the Services are performed in accordance with good industry practices. SupportSoft shall use reasonable efforts to ensure the continued employment by SupportSoft of its employees or subcontractors who perform the Services for Office Depot pursuant to this Agreement. If, at any time during the performance of this Agreement, in Office Depot’s sole but reasonable determination, the performance of a particular SupportSoft employee or subcontractor is not compliant with the terms of this Agreement, Office Depot shall promptly notify SupportSoft in writing of Office Depot’s determination and the Parties shall discuss in good faith the appropriate actions to be taken to resolve such issue. SupportSoft shall be primarily liable for the acts or omissions of any subcontractors engaged to perform Services under this Agreement or any SOW.

14.	Intellectual Property Indemnity. SupportSoft agrees, at its own expense, to (1) indemnify and defend Office Depot against or, at its option, to settle any third party claim, suit, or proceeding brought against Office Depot on the issue of any U.S. trademark, patent, or copyright infringement with respect to the SupportSoft Technology or Software provided to Office Depot, or Services performed by SupportSoft; and (2) pay Office Depot any and all costs, damages, and reasonable attorneys’ fees and expenses for which Office Depot is found liable to such third party as a result of, or agrees to pay in settlement of, any lawsuit based on such a claim, provided that Office Depot (i) notifies SupportSoft within a reasonable period after it receives notice of such claim, (ii) provides SupportSoft sole control over the defense or settlement of such claim, and (iii) fully cooperates with SupportSoft in its defense or settlement of such claim. Notwithstanding the foregoing, SupportSoft will have no obligation under this Section 14 with respect to any such infringement claim based on a combination of the SupportSoft Technology, Software or Services with any products, technology or services not provided by SupportSoft, or for any modification or unauthorized use of the SupportSoft Technology, Software or Service.

CONFIDENTIAL TREATMENT

15.	Indemnification. With respect to damages related to third parties, each Party (the “Indemnifying Party”) shall indemnify and hold harmless the other Party (the “Indemnified Party”), its agents, and its employees from and against any and all liability, loss, damage, or expense, including reasonable legal fees and costs of defense, arising from any third party claim, demand, action, or cause of action asserted against the Indemnified Party to the extent resulting from: (i) any breach of any representation, warranty or covenant by the Indemnifying Party; (ii) negligence or willful misconduct on the part of the Indemnifying Party, its employees, subcontractors, or agents; and/or (iii) the Indemnifying Party’s failure to comply with federal, state, local, or other applicable law relating to its performance of services or this Agreement (including, but not limited to, those laws set forth in Section 11 above). The Indemnified Party shall notify the Indemnifying Party as soon as practicable of any circumstances or set of circumstances that might reasonably lead to the operation of this paragraph. The Indemnifying Party will have sole control over the defense or settlement of such matters, and the Indemnified Party agrees to cooperate fully in such defense or settlement.

16.	Limitation of Liability. EXCEPT FOR THE PARTIES’ INDEMNIFICATION OBLIGATIONS IN SECTIONS 14 AND 15 ABOVE OR EITHER PARTY’S WILLFUL, OR KNOWING BREACH OF SECTION 4, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY, INCLUDING, WITHOUT LIMITATION, LOSS OF DATA OR ITS USE, LOSS OF PROFITS, LOSS OF BUSINESS, OR OTHER ECONOMIC DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE. REGARDLESS OF THE FORM OF ACTION, OTHER THAN AN ACTION FOR PAYMENT OF AMOUNTS DUE UNDER THE AGREEMENT, THE PARTIES’ INDEMNIFICATION OBLIGATIONS IN SECTIONS 14 AND 15 ABOVE, AND EITHER PARTY’S WILLFUL OR KNOWING BREACH OF SECTION 4, THE TOTAL LIABILITY OF EITHER PARTY UNDER THIS AGREEMENT SHALL NOT EXCEED THE TOTAL AMOUNT PAID TO SUPPORTSOFT FOR SERVICES SATISFACTORILY PERFORMED UNDER THIS AGREEMENT AS OF THE DATE OF SUCH CLAIM.

17.	Insurance.

17.1.	SupportSoft Liability Insurance. During the performance of the Services, SupportSoft at its cost and expense, shall purchase and maintain the insurance set forth in this Section 17. The insurance shall be purchased and maintained in companies acceptable to Office Depot and shall be primary with no right of contribution.

17.2.	Workers’ Compensation and Employers’ Liability. Statutory Worker’s Compensation Insurance and Employer’s Liability Insurance with a limit of $1,000,000; including coverage for occupational injury, illness and disease, and other similar social insurance in accordance with the laws of the country, state or territory exercising jurisdiction over the employee.

17.3.	General Liability. Comprehensive General Liability Insurance, including Products, Completed Operations, Premises Operations, Personal and Advertising Injury, Contractual and Broad Form Property Damage liability coverage, on an occurrence basis, with a minimum combined single limit per occurrence of $1,000,000 and a general aggregate limit of $2,000,000.

17.4.	Automobile Liability. Automobile Liability Insurance covering use of all owned, non-owned and hired automobiles for bodily injury, property damage, uninsured motorist and underinsured motorist liability with a minimum combined single limit per accident of $1,000,000.

17.5.	Insurance Certificate. Unless otherwise agreed to by the Parties, SupportSoft shall not be permitted to begin to provide Services without first delivering to Office Depot’s designated representative certificates from SupportSoft insurers evidencing the above reference coverages.

17.6.	No Waiver. Failure of Office Depot to demand insurance certificates or other evidence of full compliance with these insurance requirements or failure of Office Depot to identify a deficiency from evidence that is provided shall not be construed as a waiver of SupportSoft’s obligation to maintain such insurance.

CONFIDENTIAL TREATMENT

17.7.	Deductibles. SupportSoft may purchase the above-required insurance policies with such reasonable deductibles as it may elect; provided that losses not covered by reason of such deductible shall be for SupportSoft account.

18.	General.

18.1.	Assignment. Neither Party shall assign this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Any attempt to assign this Agreement without prior consent shall be void.

18.2.	Entire Agreement. This Agreement, including completed SOWs, Schedules, Appendices and Exhibits, constitutes the entire agreement between the Parties. All prior negotiations, proposals, and agreements between the Parties concerning the subject matter contained in this Agreement, are canceled and superseded by this Agreement. Any changes to this Agreement must be agreed to by both Parties in writing.

18.3.	Notices and Consent. Any notice, demand, or consent required or permitted to be given under the terms of this Agreement shall be deemed to have been duly given or made, if given by any of the following methods:

18.3.1 Deposited in the United States mail, in a sealed envelope, postage prepaid, by registered or certified mail, return receipt requested, or hand delivered, respectively addressed as follows:

To Office Depot:	Office Depot, Inc
2200 Old Germantown Road Delray Beach, FL 33445
Attention: John Lostroscio, Vice President

With a copy to:	Office Depot, Inc.
2200 Old Germantown Road Delray Beach, FL 33445
Attn: Office of the General Counsel

To SupportSoft:	SupportSoft, Inc.
1900 Seaport Blvd., Third Floor Redwood City, CA 94063
Attn: Richard Mandeberg

With a copy to:	SupportSoft, Inc.
1900 Seaport Blvd., Third Floor Redwood City, CA 94063
Attn: Office of the General Counsel

18.3.2 Sent to the above address via an established national overnight delivery service, charges prepaid; or

18.3.3 Sent via any electronic communications method, if the sender (i) obtains written confirmation of receipt of the communication by the electronic communication equipment at the office of the addressee listed above; and (ii) immediately follows such notice with a second notice in one of the methods set forth in 18.3.1 or 18.3.2 above.

18.3.4 Notices shall be effective on the third day after posting if sent by mail, on the next day after posting if sent by express courier and on the day of dispatch if manually delivered within regular business hours or if transmitted within regular business hours by electronic communication methods.

CONFIDENTIAL TREATMENT

18.4.	Severability. If a court of competent jurisdiction shall hold any provisions of this Agreement invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

18.5.	Waiver. The failure of either Party to enforce at any time or for any period of time any of the provisions of this Agreement will not be construed to be a waiver of such provisions or of its right thereafter to enforce such provision and each and every provision thereafter.

18.6.	Invalid Provisions. If any of the provisions of this Agreement are held to be invalid, illegal, or unenforceable, the provisions shall remain in effect to the extent allowed by law and the validity, legality, and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

18.7.	Governing Law. This Agreement shall be interpreted in accordance with New York law. Each Party acknowledges that any actual or threatened breach of Section 4 or 9 may cause the other Party irreparable harm for which money damages may not be an adequate remedy, and that injunctive relief may be an appropriate remedy for such breach. Each party will comply with all applicable export and import control laws and regulations in the use and distribution of the Software, Services and any other SupportSoft Technology.

18.8.	Breaches of Agreement. Both Parties agree that if either Party breaches any term or condition of this Agreement, subject to the non-breaching Party’s termination rights under Section 5, the remaining provisions, clauses, and/or articles of this Agreement, or parts thereof, remain valid and in full force or effect.

18.9.	Non-Solicitation of Personnel. Neither Party shall employ or otherwise contract for the same or similar services of any current employee, subcontractor or agent (hereafter collectively referred to for this provision as “Personnel”) of the other Party, performing duties in support of this Agreement, or Personnel hired by the other Party, performing duties in support of this Agreement, during the term hereof until one year after the earlier of: (a) the termination of such Personnel’s employment; or (b) the termination of this Agreement. No offer or other form of solicitation of employment will be made at any time when the employment of such Personnel is prohibited by this Agreement; provided however, that this limitation shall not prohibit the solicitation, recruitment or hiring of anyone who is identified solely as a result of their response to a general advertisement by Office Depot. The intention of this Section is to prohibit the active recruitment of Personnel of the other Party.

18.10.	Force Majeure. Neither Party will be responsible or liable in any way for its failure to perform or delay in performance of its obligations under this Agreement during any period in which performance is prevented or hindered by conditions beyond its reasonable control, including, but not limited to, acts of God, fire, flood, failure or public utilities, war, criminal activity, malicious acts, embargo, strikes, labor disturbances, explosions, riots, and laws, rules, regulations and orders of any governmental authority.

18.11.	Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same instrument.

18.12.	Authority. By signing this Agreement, the undersigned representatives of SupportSoft and Office Depot represent and warrant that he/she has the power and authority to sign this Agreement and that once signed this Agreement is legally binding on SupportSoft and Office Depot respectfully,

SUPPORTSOFT, INC.		OFFICE DEPOT, INC.

By	/s/ Ken Owyang	By	/s/ Stephen Olsen
Name	Ken Owyang	Name	Stephen Olsen
Title	CFO	Title	VP Merchandise Strategy & Scs
Date	26 July 2007	Date	7/27/07

CONFIDENTIAL TREATMENT

By	/s/ Scott Koern
Name	Scott Koern
Title	SVP
Date	7/27/07

List of Exhibits

A	Remote Services Program Specification

B	Service Statements of Work

C	Associate Standard Operating Procedures

D	support.com Service Terms and Conditions

E	Marketing Plan

F	Pricing

G	Mutual Nondisclosure Agreement

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***

CONFIDENTIAL TREATMENT

EXHIBIT A

REMOTE SERVICE PROGRAM SPECIFICATION

1. Program Overview

In this Remote Services Program, SupportSoft will deliver remote technology problem resolution services in support of Office Depot’s consumer and small and medium business service offering. Office Depot will assume responsibility for demand generation and the associated activities including consumer advertising, promotions, product bundling, etc. SupportSoft will assume responsibility for remote service delivery including providing the services and the associated technical functionality, appropriate staffing capacity, and cross functional processes to ensure the services are delivered according to Office Depot’s standards as outlined below.

The parties will work closely to define the services and processes that comprise the program and meet Office Depot’s objectives. Based on mutually agreed upon specifications and appropriate input from Office Depot, SupportSoft will tailor its services and supporting technology and will build the necessary reporting and technical integration components to support the program requirements. Office Depot will share its marketing and promotional activities and expected sales estimates to allow SupportSoft to properly staff its call center operations and meets its financial objectives.

The program will be designed for initial deployment through Office Depot’s retail stores. The parties will design the core components of the program and run a pilot program in a limited number of stores with a limited number of services available as mutually agreed upon. Based on the pilot results, the Parties expect to make any required modifications to the services and processes and deploy the program nationally to all Office Depot stores. The parties will work closely to review and manage program performance, add or revise new service offerings, amend policies and procedures and integrate to additional Office Depot sales channels.

2. Requirements and Specifications

Transaction Flow; Work Orders. For each Office Depot sales channel, Office Depot and SupportSoft will work together to implement the appropriate Customer POS process and work flow, including the creation and hosting of an online landing page at a URL specified by SupportSoft, where Office Depot Associates and Customers may initiate the service provision process. For each Customer purchase of Services, Office Depot will enter into a Work Order Agreement with the Customer identifying the particular Services sold, and containing terms and conditions for the delivery of the Services that are substantially similar to, and at least as protective to SupportSoft, as the support.com Terms and Conditions attached hereto as Exhibit D (support.com Service Terms and Conditions).

Provision of Services to Customers. Office Depot shall make the Services available to Customers according to the specification defined in each applicable SOW. Unless otherwise provided in an SOW, SupportSoft personnel will provide the Services to Customers via a remote connection over the Internet and by telephone. Customers may receive the Services in one of two ways: (1) directly from SupportSoft, via access to an online Services Redemption page hosted by SupportSoft, or (2) in an Office Depot store, with Office Depot Associates connecting to a SupportSoft online Service Request page on behalf of the Customer.

Branding. The Service tools and materials provided directly by Support.com will be identified as “Delivered by Support.com”. ***. Office Depot will provide its service brand documentation to facilitate service development, delivery scripting and call center training.

Customer Information. In order to enable SupportSoft to perform the Services, Office Depot will provide SupportSoft with a copy of the Work Order information and any other configuration specifications required for SupportSoft to deliver the purchased services. Once the Services under a Work Order are completed, SupportSoft will provide both the Customer and Office Depot a written report as to the technology support services performed.

Point of Sale (POS) Integration. For the initial launch, SupportSoft will integrate to the retail store POS through the DecisionOne Work Order system. Office Depot will assume all responsibilities for the accuracy of the data transferred to SupportSoft from the Work Order System and the stability and performance of that system. The program may be integrated to additional Office Depot sales channels, provided that any terms, processes and integration components relating to those additional channels will be mutually agreed upon and attached to this agreement as additional Exhibits.

CONFIDENTIAL TREATMENT

Pre-Launch Activities. SupportSoft’s delivery of the Services may be conditioned upon the Parties’ completion of certain implementation, training, configuration, installation, and other preparatory activities. The parties agree to work closely to define a mutually agreeable timeline to develop, deliver and implement all required program components.

Service Pricing and Fees. All pricing and associated fees will be set forth in Exhibit F.

Press Release. The Parties will negotiate in good faith the timing and content of a press release announcing the public availability of the Services.

Change Control Process. Each party has the right, upon written notice to the other, to request changes and/or modifications to the program, by notifying the other party with a written Change Order Request. Upon receipt of such notification, the receiving party shall promptly evaluate the request to determine the impact the change would have on the program. Once the evaluation has been completed by the receiving party, the parties agree to discuss any objections or concerns in good faith, and mutually agree upon a path to resolution within ten (10) working days thereof. The parties shall then execute the Change Order Request to reflect all changes agreed upon which shall be attached to this agreement as an amendment to the applicable Exhibit.

3. Responsibilities

By Office Depot:

1. Program Promotion and Marketing: Office Depot will be responsible for all marketing, advertising and promotional activities. In the event that the parties agree to develop promotional bundles including both product and the remote Services, Office Depot will be responsible for acquiring all rights and permissions associated with the promotions.

2. Deployment Support: Office Depot will provide the resources to appropriately deploy the program within its store operations including but not limited to associate and field services training, in-store service delivery space build out, and appropriate internet access and connectivity.

3. POS Reporting: For the National Launch, Office Depot will provide daily automated POS reports which detail service transacted the previous day and including Work Order Number, Store Number, and SKU Service Quantity. The Parties agree that for the pilot period, Office Depot will provide manual POS reports on a daily basis.

By SupportSoft:

Associate Standard Operating Procedures: As mutually agreed upon, SupportSoft will define, design and implement the key program processes required to appropriately support service delivery and provide the necessary documentation to effectively train the Office Depot personnel. These processes will be defined in Exhibit C. The parties may amend or add new Procedures provided that the updates are executed per the Change Control Process outlined above and are attached to this agreement in Exhibit C.

Service SKU Development and Delivery: As mutually agreed upon, SupportSoft will define, design and implement the service delivery and provide the necessary documentation to effectively train the Office Depot personnel. The services will each be defined in Exhibit B. The parties may amend or add new service provided that the updates are executed per the Change Control Process outlined above and are attached to this agreement in Exhibit B.

Delivery Functionality Development and Maintenance: SupportSoft is responsible for developing and maintaining the program delivery components including but not limited to the work order integration, online redemption pages, and the service tools such as system tune up, remote control, etc.

Service Delivery Report and Invoicing: SupportSoft will provide a monthly Service Delivery Report which mirrors the information layout provided in the Office Depot POS Report. SupportSoft will invoice Office Depot monthly for the service delivered in the preceding month per the payment terms defined in section 6 and pricing terms outlined in Exhibit F.

CONFIDENTIAL TREATMENT

4. Timeline and Milestones

Unless otherwise agreed in writing by the Parties, the following timelines will apply:

Pilot Launch: July 27, the parties will launch a pilot program with reduced set of services and into a limited number of stores, as more fully described in an SOW. The parties will develop the required program components and properly prepare and train their respective teams to support the initial pilot program.

Initial Forecast: At least eight (8) weeks prior to National Launch (as defined below), the parties will review the Office Depot marketing and promotion plan and determine a mutually agreed upon sales forecast including day of week and time of day estimates for the sixteen weeks of the program after the national launch.

Launch Preparation: In order to properly prepare for the national launch, Office Depot will commence store training and SupportSoft will begin call center training no later than six (6) weeks prior to the date of the National Launch.

National Launch: The program will be deployed nationally to all 1200 Office Depot stores and online on or before October 2007.

5. Service Level Agreement and Business Hours

SupportSoft will provide the following service levels: (i) *** (***%) of customer and associate calls will be answered by SupportSoft within *** (***) ***, beginning after all Interactive Voice Response system prompts and user selections have concluded, and (ii) customers shall abandon not more than *** (***%) of total calls provided that such service levels are measured on a monthly average basis for calls made to the Office Depot service that extend beyond the IVR prompts and are received during the then current business hours. The program will be available to consumers and associates daily from 5 am to 2 am eastern time. Any change to the Service Levels and Business Hours will be mutually agreed upon and accepted according to the Change Control process defined above.

6. Account Management

Each Party shall appoint and keep in place during the Term sufficient account managers as may be reasonably necessary to facilitate the performance of each Party’s obligations under the Agreement.

7. Program Management, Forecasting and Reporting

Program Forecasting. The parties agree that in order to appropriately staff and cost efficiently manage the program, SupportSoft must have visibility to the expected service yields and units delivery. The parties agree to manage the program on rolling four month basis by conducting monthly performance forecast and tracking meetings to (i) review the previous month’s performance versus projection, (ii) review the promotion and marketing plan for the upcoming four month period and (iii) confirm the forecast for the upcoming four month period. The parties will document in writing the meeting results for review at the following monthly meeting.

The first forecasting meeting will occur eight weeks before the date of the National Launch.

Quarterly Performance Reviews. The Parties agree that appropriate senior-level representatives of each Party shall meet at least once per quarter during the Term to review the overall progress and status of performance under the Agreement including, without limitation, the marketing and advertising program and any feedback and suggestions for improvement.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

EXHIBIT B 1

STATEMENTS OF WORK

1. Protection and Performance SKU

Service Code: ***

I. Service Description:

The Protection & Performance service installs, updates and configures *** and your operating system to provide maximum data security. Additionally, unwanted programs are removed to speed up computer performance.

II. *** tasks ***

Ask customer these questions

•	On what day and at what time would the customer ***

•	What *** would the customer like the computer set to?

PC Setup and Service Preparation

1.	Prepare PC for service by following the steps in the section entitled *** in the *** document.

2.	Remove *** by following the steps entitled *** in the *** document.

3.	Install ***

a.	Install ***

b.	Install ***

4.	Install *** by following the steps entitled *** in the *** document.

5.	Initiate *** by following the steps entitled *** in the *** document.

III.*** tasks ***

Download and install the latest version of ***

Run ***

1.	Start ***

2.	Click *** for the next *** windows.

3.	Do NOT *** Click ***

4.	Uncheck all *** and click***

5.	When *** is running *** During the running of *** continue with the ***

Setup ***

1.	Open ***

2.	Click ***

3.	Click ***

CONFIDENTIAL TREATMENT

4.	Verify ***

5.	Click ***

6.	Click ***

7.	Verify *** is checked

8.	Set *** for *** if no *** set to ***

9.	Click ***

10.	Click ***

Setup ***

1.	Open ***

2.	Click ***

3.	Click ***

4.	Click ***

5.	Click ***

6.	Click ***

7.	Verify the *** is selected for *** This can be changed if ***

8.	Click ***

9.	Click ***

Confirm *** conform to ***

1.	Open ***

2.	Click ***

3.	Click ***

4.	Verify that ***

Perform *** on ***

1.	A *** will appear when the ***

2.	Remove the ***

a.	*** log

b.	*** .txt

3.	Delete the *** and ***

4.	Save the ***

5.	Clear the ***

6.	***

CONFIDENTIAL TREATMENT

2. Premium Protection and Performance SKU

Service Code: ***

I. Service Description:

The Premium Protection & Performance service installs, updates and configures *** and your operating system to provide maximum data security. Additionally, unwanted programs are removed to speed up performance. The service also installs the *** tool and creates one user profile that restricts Internet usage and program access to customer specifications.

II. *** tasks

Ask customer these questions

•	On what day and at what time would the customer ***

•	What *** would the customer like the computer set to?

•	How many *** does customer need?

•	What *** does the customer want them to have?

•	How does customer want the *** to be ***

•	What *** does customer want for the ***

•	What does customer want the *** to be?

•	What *** does customer want *** to be ***

•	Does customer want to *** to ***

•	What *** does customer want *** to allow ***

•	How much *** does customer want to ***? The ***

*** and ***

1.	Prepare PC for service by following the steps in the section entitled *** in the *** document.

2.	Remove *** by following the steps entitled *** in the *** document.

3.	Install ***

a.	Install ***

b.	Install ***

4.	Install ***

5.	After reboot *** creates a *** for *** The default *** the *** unless the customer ***

6.	Install *** by following the steps entitled *** in the *** document.

7.	Initiate *** by following the steps entitled *** in the *** document.

III. *** tasks ***

Download and install the latest version of ***

***

CONFIDENTIAL TREATMENT

1.	Start ***

2.	Click *** for the next *** windows.

3.	Do NOT create *** Click ***

4.	Uncheck all *** and click ***

5.	When *** is running *** During the running of ** continue with the ***

Setup ***

1.	Open ***

2.	Click ***

3.	Click ***

4.	Verify *** is ***

5.	Click ***

6.	Click ***

7.	Verify *** is checked.

8.	Set *** for *** if no *** set to ***

9.	Click ***

10.	Click ***

Setup ***

1.	Open ***

2.	Click ***

3.	Click ***

4.	Click ***

5.	Click ***

6.	Click ***

7.	Verify the *** is selected for *** This can be changed if ***

8.	Click ***

9.	Click ***

Confirm *** conform to ***

1.	Open ***

2.	Click ***

3.	Click ***

4.	Verify that ***

Perform *** on ***

1.	A *** will appear when the ***

2.	Remove the ***

a.	*** .log

b.	*** .txt

3.	Delete the *** and ***

4.	Clear the ***

CONFIDENTIAL TREATMENT

Set up password for ***

1.	Double-click the *** desktop icon.

2.	Click ***

3.	Click ***

4.	Enter the *** provided by *** or if *** enter the *** and click ***

5.	If *** has been *** you will be given a ***

Configure ***

1.	Click ***

2.	Enter the *** and *** provided by the ***

3.	Click ***

4.	Select the *** for the *** and click ***

5.	Select the *** that *** can *** (This will be ***

a.	To set up a *** first click the *** for the *** Then, hold down the *** and *** to the *** to the *** Finally, check *** to *** or click *** to ***

6.	Select the ***

•	Option 1 is ***

•	Option 2 is ***

•	Option 3 is ***

i.	When selecting this *** you will need to ***

7.	Select the ***

•	Allow user to *** from the ***

•	*** the computer and ***

        ***

•	*** user from *** and all *** The programs you will ***

•	*** from *** Selecting this option *** computer user ***

•	*** from *** When *** the program *** this option will be selected. It *** This option only applies to ***

8.	*** for User: This allows the user to *** by a certain *** can only be *** are provided by the ***

9.	*** for user: This should be ***

10.	*** for user. Click ***

11.	*** the *** to the customer’s ***

CONFIDENTIAL TREATMENT

3. Parental Protection SKU

Service Code: ***

I. Service Description:

The Parental Protection service installs the *** parental control tool on your computer. A user profile is created that restricts Internet usage and program access to customer specifications.

II. *** tasks ***

Ask customer these questions

•	What *** would the customer like the computer ***

•	How many *** does customer ***

•	What kind of *** does the customer want *** to ***

•	How does customer want the *** to be ***

•	What *** does customer want for the ***

•	What does customer want the *** to be?

•	What *** does customer want the *** to be on the ***

•	Does customer want to give *** to ***

•	What *** does customer want *** to allow the *** to *** on the computer?

•	How much *** does customer want to *** The choice is a ***

PC Setup and Service Preparation

1.	Prepare PC for service by following the steps in the section entitled *** in the *** document.

2.	Install *** and ***

3.	After reboot *** creates a *** for *** on *** The default *** is *** unless the customer ***

4.	Install *** by following the steps entitled *** in the ***

5.	Initiate *** by following the steps entitled *** in the *** document.

III. *** tasks ***

Set up password for ***

1.	Double-click the *** desktop icon.

2.	Click ***

3.	Click ***

4.	Enter the *** by the *** or if *** enter the *** and click ***

5.	If *** has been *** you will be ***

Configure ***

1.	Click ***

2.	Enter the *** and *** provided by the ***

CONFIDENTIAL TREATMENT

3.	Click ***

4.	Select the *** for the *** and click ***

5.	Select the *** that *** can *** (This will be ***

a.	To set up a *** first click the *** for the *** then hold down the *** and *** to the *** to the *** Finally, click *** to *** or click *** to ***

6.	Select the *** the user *** You can ***

b.	Option 1 is ***

c.	Option 2 is ***

d.	Option 3 is ***

i.	When selecting this *** you will need to ***

7.	Select the *** the user ***

•	Allow user to *** from the ***

•	*** the computer and ***

       ***

•	*** user from *** and all *** The programs you will ***

•	*** from *** Selecting this option computer user ***

•	*** from *** When *** the program *** this option will be selected. It *** This option only applies to ***

8.	*** for User: This allows the user to *** by a certain *** can only be ***

9.	*** for User: This should be ***

10.	*** for user. Click ***

11.	*** the *** to the customer’s ***

CONFIDENTIAL TREATMENT

4. Diagnostic SKU

Service Code: ***

I. Service Description:

The Diagnostic service determines what type of computer problem(s) you are experiencing and provides suggestions for repair. Recommendations are based on a series of system audits that review recent software installs, hardware upgrades, status of anti-virus applications, start-up services, and hardware conflicts.

II. *** tasks ***

Ask customer these questions

1.	What *** are you ***

2.	What is *** the computer when ***

3.	How *** is this ***

4.	Were any *** before this ***

a.	If so what *** was ***

5.	What is the *** for (i.e. ***

PC Setup and Service Preparation

1.	Prepare PC for service by following the steps in the section entitled *** in the *** document.

2.	Install *** by following the steps entitled *** in the *** document.

3.	Initiate *** by following the steps entitled *** in the *** document.

III. *** tasks ***

1.	Determine if the *** is *** to do *** If not *** and *** on the ***

2.	*** steps ***

a.	The following steps can be performed within ***

•	Check ***

•	Check ***

•	Check for ***

•	Check for ***

•	Check for ***

b.	The following steps will be performed within a *** connection.

•	Check for ***

•	***

•	***

•	*** was ***

•	What ***

•	Check for ***

3.	Determine if this *** can be *** If not, then *** and *** on the ***

4.	Update *** with ***

CONFIDENTIAL TREATMENT

5.	Update *** for ***

6.	If *** can be *** proceed to ***

7.	If *** can not be *** with ***

Example of *** that ***

•	*** Can we *** (e.g. can we *** for that ***

•	***

•	***

•	***

IV. *** tasks ***

*** tasks performed with customer

1.	Customer accesses ***

2.	Customer creates ***

3.	Customer begins ***

4.	Customer gives ***

5.	Customer *** after ***

Ask customer these questions

1.	What *** are you ***

2.	What is *** the computer when ***

3.	How *** is this ***

4.	Were any *** before this

a.	If so what *** was ***

5.	What is the *** for (i.e. ***

See section III *** tasks *** for *** service delivery continuation.

CONFIDENTIAL TREATMENT

5. Remote Repair SKU

Service Code: ***

I. Service Description:

The Remote Repair service implements the repairs suggested by the Diagnostic service.

II. *** tasks ***

1.	Continue from ***

2.	Review ***

3.	Perform *** during ***

4.	Update *** with ***

5.	Update *** with *** if the *** be *** and *** with ***

6.	If *** is *** with the *** of ***

CONFIDENTIAL TREATMENT

6. Virus Removal SKU

Service Code: ***

I. Service Description:

The Virus Removal service installs antivirus software on your computer and runs a scan to remove viruses and spyware.

II. *** tasks ***

Ask customer these questions

1.	What *** do you ***

2.	When was *** was ***

3.	Do you ***

4.	Do you ***

PC Setup and Service Preparation

1.	Prepare PC for service by following the steps in the section entitled *** in the *** document.

2.	Install *** by following the steps entitled *** in the *** document.

3.	Initiate *** by following the steps entitled *** in the *** document.

III. *** tasks ***

For *** machines

Scan and Disinfection

1.	Pick up ***

2.	Download ***

3.	Install ***

4.	Create ***

5.	Input ***

6.	Click *** to *** machine for ***

7.	*** if need be.

8.	Click ***

9.	Leave ***

10.	Once *** inform customer that he/she will ***

11.	Request customer to *** & not to ***

12.	*** with customer.

Post scan & disinfection

1.	Reconnect with *** to ***

2.	Enter ***

3.	*** will be ***

4.	Review *** and ***

5.	Review *** with customer.

6.	Call completes, ticket closes.

CONFIDENTIAL TREATMENT

For *** machines

***

Scan and Disinfection

1.	*** on machine.

2.	Download ***

3.	Install ***

4.	Download *** for ***

5.	Run ***

6.	Inform customer ***

7.	Create *** on *** for ***

8.	Ask *** to *** when ***

Post scan & disinfection

1.	Reconnect with *** to ***

2.	Enter ***

3.	*** will be ***

4.	Review *** and ***

5.	Review *** with customer.

6.	Call completes, ticket closes.

IV. ***

Pre-Service tasks performed with customer

1.	Customer accesses the ***

2.	Customer creates ***

3.	Customer begins ***

4.	Customer gives ***

5.	Customer *** after ***

See section III *** tasks *** service delivery continuation.

CONFIDENTIAL TREATMENT

7. PC Optimization Plus SKU

Service Code: ***

I. Service Description:

The PC Optimization service optimizes your computer’s performance by adjusting key settings, downloading the latest operating system performance updates, installing security patches and scheduling ongoing disk defragmentation.

II. *** tasks ***

Ask customer these questions

1.	*** do you ***

2.	How *** has ***

3.	When was the *** was ***

4.	Do you ***

PC Setup and Service Preparation

1.	Prepare PC for service by following the steps in the section entitled *** in the *** document.

2.	Install *** by following the steps entitled *** in the *** document.

3.	Initiate *** by following the steps entitled *** in the *** document.

III. *** tasks ***

1.	Install and run *** the ***

2.	Select *** from the ***

3.	Enter the *** in the *** of the *** application.

4.	*** in the ***

5.	Only *** do not ***

6.	Scan the *** and ***

7.	Only schedule ***

8.	Close ticket

IV. *** tasks ***

Pre-Service tasks performed with customer

1.	Customer accesses ***

2.	Customer creates ***

3.	Customer begins ***

4.	Customer gives ***

5.	Customer *** after ***

Ask customer these questions

1.	*** do you ***

CONFIDENTIAL TREATMENT

2.	How *** has ***

3.	When was the ***

4.	Do you ***

See section III *** tasks *** service delivery continuation.

CONFIDENTIAL TREATMENT

8. Data Backup SKU

Service Code: ***

I. Service Description:

The Data Back Up service installs *** software on your computer and creates an automated backup plan for use with a secondary drive. The plan defines the appropriate data for backup as well as scheduling the most convenient time to run the backup on a regular basis.

II. *** tasks ***

Ask customer these questions

1.	What *** to be ***

2.	How *** is the ***

3.	What *** do you have?

PC Setup and Service Preparation

1.	Prepare PC for service by following the steps in the section entitled *** in the *** document.

2.	*** to customer’s computer.

3.	Insert ***

4.	Install *** by following the steps entitled *** in the *** document.

5.	Initiate *** by following the steps entitled *** in the *** document.

III. *** tasks ***

Perform ***

1.	Configure *** to ***

2.	Selects the *** to be ***

3.	*** when *** has ***

IV. *** tasks ***

Pre-Service tasks performed with customer

1.	Customer ***

2.	Customer accesses ***

3.	Customer creates ***

4.	Customer begins ***

5.	Customer gives ***

6.	Customer clicks ***

Ask customer these questions

1.	What *** to be ***

CONFIDENTIAL TREATMENT

2.	How *** the ***

3.	What *** do you have?

Perform Backup

4.	Configure *** to ***

5.	Selects the *** to be ***

6.	*** when *** has ***

CONFIDENTIAL TREATMENT

9. Complete Data Protection SKU

Service Code: ***

I. Service Description:

The Complete Data Protection service transfers all applicable files from an old computer to a recently-purchased machine.

Ask customer these questions

1.	What *** to be ***

2.	How *** the ***

3.	What ***

PC Setup and Service Preparation

1.	Prepare PC for service by following the steps in the section entitled *** in the *** document.

2.	*** to customer’s computer.

3.	Insert ***

4.	Install *** by following the steps entitled *** in the *** document.

5.	Initiate *** by following the steps entitled *** in the *** document.

II. *** tasks ***

Pre-Service tasks performed with customer

1.	Customer accesses ***

2.	Customer creates ***

3.	Customer begins ***

4.	Customer gives ***

5.	Customer clicks ***

Ask customer these questions

1.	What *** to be ***

2.	How *** is the ***

3.	What ***

Perform Migration

1.	(CUSTOMER) Calls *** NOTE: ***

2.	*** Directs customer on their *** to the *** and has them ***

3.	(CUSTOMER) One *** goes to *** and enters *** and gets ***

4.	*** Connects to ***

5.	*** Takes ***the *** that will ***

6.	*** but *** on ***

7.	*** to *** and goes to ***

CONFIDENTIAL TREATMENT

8.	*** Starts ***

9.	*** On ***

10.	*** Takes *** and *** the *** on the ***

11.	*** standard *** using the *** as the *** This will be *** with the customer ***

12.	*** while the ***

13.	*** the session.

14.	(CUSTOMER) *** when the *** is ***

15.	(CUSTOMER) *** to the *** and ***

16.	*** to the *** and confirms ***

17.	*** to the *** of the *** for the customer

18.	(SE) Call completed, ticket closed.

CONFIDENTIAL TREATMENT

10. Network Setup SKU

Service Code: ***

I. Service Description:

This Network Setup service establishes a connection between your computer and wireless router, implements wireless network security, configures the firewall, and enables file and print sharing between two computers and one printer.

II. *** tasks ***

•	Determine the *** and make sure *** for that *** are the *** of the following:

•	***

•	***

•	***

III. *** tasks ***

Pre-Service tasks performed with customer

1.	Customer accesses ***

2.	Customer creates ***

3.	Customer begins ***

4.	Customer gives ***

5.	Customer clicks on ***

Setup network for ***

1.	Establish *** for the ***

a.	Pull up *** and confirm they are ***

2.	Ask what *** they have and ask for ***

3.	Push the *** or the ***

4.	Ask their *** and ***

b.	***

c.	***

i.	***

ii.	***

5.	Confirm *** on the *** matches ***

6.	Change *** on the ***

7.	Get *** and *** but do not *** at this *** is to use ***

d.	If using *** then this *** can be *** as there is ***

e.	*** in the *** to *** the customer *** If they do, *** otherwise, ***

8.	Confirm that the computer is ***

9.	After *** to the ***

a.	*** click on the *** in the *** and chose ***

i.	In *** click on *** icon.

CONFIDENTIAL TREATMENT

ii.	Select ***

iii.	Click ***

iv.	Select ***

v.	Enter ***

vi.	Check the ***

b.	Explain to customer ***

c.	Input ***

d.	Engage ***

e.	Confirm that ***

i.	***

ii.	***

Set up ***

1.	For each *** a new *** before *** the *** and *** on the ***

f.	Go to ***

g.	Select ***

h.	Add a *** that has the *** and ***

i.	Verify customer ***

j.	***

k.	*** click on the ***

i.	If a *** click on *** icon.

ii.	Select ***

iii.	Click ***

iv.	Select ***

v.	Enter ***

vi.	Check the ***

l.	Explain to customer ***

CONFIDENTIAL TREATMENT

11. Printer Setup SKU

Service Code: ***

I. Service Description:

The Printer Setup service installs and updates the required printer software and drivers for use with your computer. In addition, the service diagnoses and resolves any printing-related problems you may be experiencing.

II. *** tasks ***

Pre-Service tasks performed with customer

1.	Customer accesses ***

2.	Customer creates ***

3.	Customer begins ***

4.	Customer gives ***

5.	Customer clicks ***

Ask customer these questions

1.	What *** is it?

2.	Do you have ***

3.	What *** are you ***

Perform Printer Setup

1.	Connect ***

2.	Have customer ***

3.	Install ***

4.	Have customer ***

5.	Complete ***

6.	Do ***

7.	Align ***

8.	Send ***

9.	Sends ***

10.	Close ticket.

CONFIDENTIAL TREATMENT

12. Digital Camera Setup SKU

Service	Code: ***

I. Service Description:

The Digital Camera Setup service installs and configures your digital camera and photo management/editing software on one computer. In addition, the service sets up a download path for transferring digital photos from the camera to the computer.

II. *** tasks ***

Pre-Service tasks performed with customer

1.	Customer accesses ***

2.	Customer creates ***

3.	Customer begins ***

4.	Customer gives ***

5.	Customer clicks ***

Ask customer these questions

1.	What is the *** of the ***

2.	Do you have ***

3.	How ***

Perform digital camera setup

1.	Have customer ***

2.	Install ***

3.	Launch ***

4.	Have customer ***

5.	Change ***

6.	Download ***

7.	Create ***

CONFIDENTIAL TREATMENT

13. MP3 Player Setup SKU

Service Code: ***

I. Service Description:

The MP3 Player Setup service installs the appropriate MP3 software on your computer, connects and configures the player to the computer and sets up a folder path for storing, organizing and transferring music that has been copied from a CD.

II. *** tasks ***

Pre-Service tasks performed with customer

1.	Customer accesses ***

2.	Customer creates ***

3.	Customer begins ***

4.	Customer gives ***

5.	Customer clicks ***

Confirm ***

In order for *** to *** will need to *** It is always recommended to *** following these simple steps:

1.	Open ***

2.	Click ***

3.	Click ***

4.	Verify ***

***

Show how to ***

1.	Launch ***

2.	*** click on ***

3.	Click on ***

4.	Click on ***

5.	Verify ***

6.	You can ***

7.	Verify that the ***

8.	Click ***

9.	Insert ***

10.	Click on ***

11.	After clicking on ***

•	It is possible to ***

12.	After *** is completed a window will appear. You will see ***

13.	You may now ***

CONFIDENTIAL TREATMENT

Show how to ***

1.	Open *** and *** If you are *** Choose ***

2.	Select the ***

3.	On the *** the screen, ***

4.	Click on the button ***

5.	It will now read ***

6.	Select your ***

7.	Once you have ***

8.	Once you ***

CONFIDENTIAL TREATMENT

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

EXHIBIT C 1

ASSOCIATE STANDARD OPERATING PROCEDURES

I.	PC Preparation

Initial Setup for Vista

1.	Go to the *** and ***

2.	Go to the ***

3.	*** the computer ***

4.	Name the ***

5.	Configure ***

6.	Select ***

7.	*** computer ***

Initial Setup for XP

1.	Go to the *** and ***

2.	Go to the ***

3.	*** the computer ***

4.	Name the ***

5.	Configure ***

6.	Select ***

7.	*** computer ***

Power Management for Vista

1.	Click ***

2.	Click ***

3.	Click ***

***

4.	Click ***

***

5.	Select High Performance.

***

Power Management for XP

Change ***

1.	Click ***

2.	Click *** Maintenance.

3.	Click/Double-click the ***

***

CONFIDENTIAL TREATMENT

4.	Select the ***

5.	In the ***, select ***

***

6.	Click ***

7.	Click ***

Change Screen Saver Settings (XP)

1.	Click ***

2.	Click ***

3.	Double-click the ***

4.	Click on ***

***

5.	Select *** the ***

***

6.	Click ***

7.	Click ***

Disable User Access Control (UAC) for Vista

1.	Click ***

2.	Click ***

3.	Und*** click ***

***

4.	Click on ***

5.	Under the *** click ***

***

6.	Under *** click ***

***

7.	In the *** the *** unselect ***

8.	Click ***

***

9.	You will be *** Do *** when ***

CONFIDENTIAL TREATMENT

***

NOTE: When the ***, you can *** by *** and ***

Install

1.	When PC has ***

2.	Click ***

3.	Click ***

***

4.	Locate and *** click the ***

***

5.	Locate and *** click *** When the *** is *** the PC will be ***

NOTE: If you are *** you will need to *** section).

Remove ***

1.	To begin *** removal process, locate the *** icon *** and *** click to *** to the *** removal

2.	*** click ***

***

3.	On the *** click the *** icon.

4.	Follow the *** the computer *** and you may be ***

5.	After *** has finished, *** from the PC ***

II	Initiate Service Delivery

NOTE: For any software *** the customer ***

1.	When the PC ***

2.	Click ***

3.	Select ***

4.	Locate and *** click the ***

5.	Locate and *** click ***

6.	The *** and opens the ***

7.	Enter ***

8.	After you *** the following options:

a.	***

b.	***

c.	***

Select *** (Call *** needed.)

CONFIDENTIAL TREATMENT

9.	Complete *** the customer’s *** from the *** Select the *** which you are ***

10.	Select the *** the customer *** service ***

11.	Select the *** service ***

12.	Complete the *** the service *** the customer *** below shows the *** for the ***

13.	Click ***

NOTE: *** this information *** All information is ***

 ***

15.	Click *** to start ***

NOTE: Once the *** has been *** it should be ***

16.	The *** sees the *** and *** sees if the *** has been ***

17.	***

18.	Type the ***

19.	Accept the *** when the ***

20.	*** checks that all *** has been *** and *** are *** then *** at ***

21.	*** the service *** the ***

a.	Locate the *** and *** click the ***

b.	Click ***

c.	Enter *** and click *** or click ***

d.	Locate ***

22.	When ***

a.	Verify in ***

b.	Verify the ***

NOTE: If the *** the following *** Click *** or click *** is clicked ***

III.	Request ***

At any time, *** you can ***

1.	Insert ***

2.	Click ***

3.	Select ***

4.	Locate and *** click ***

5.	The *** launches and *** Select ***

6.	The *** and *** the *** what *** You *** may ***

7.     ***

8.	Once ***

IV.	View ***

At any time, you can ***

1.	Insert ***

2.	Click ***

CONFIDENTIAL TREATMENT

3.	Select ***

4.	Locate and *** click ***

5.	The *** and opens *** Select

NOTE:   ***

•	*** means the *** has *** or ***

•	The *** means a ***

•	*** the *** car ***

•	The *** would be *** because of *** and the ***

•	The *** means that the *** has *** and you ***

NOTE:   Clicking on *** can *** to the ***

NOTE:   Clicking *** Monitor *** via the *** When the *** the computer, *** in the *** the customer’s *** and *** the customer computer.

CONFIDENTIAL TREATMENT

EXHIBIT D

Support.com SERVICE TERMS AND CONDITIONS

PLEASE READ THE FOLLOWING TERMS AND CONDITIONS CAREFULLY. These terms (the “Terms”) govern your use of the web site at www.support.com (“Site”) and any computer support services provided either by telephone or computer (the Site and the computer support services are collectively referred to as the “Services”) provided by SupportSoft, Inc., its subsidiaries, affiliates and contractors (“SupportSoft,” “we” or “us”). By accessing, ordering or using the Services via telephone or online via the Site, you (“You” or “Your”) and other users of the Services (collectively, “Users”) agree to these Terms and our Privacy Policy available at www.support.com/privacy_policy. If You do not agree to these Terms, You may not access or use the Services.

Terms of Use

We provide You with access to and use of the Services subject to Your compliance with the Terms. SupportSoft reserves the right to refuse to provide the Services to anyone at any time without notice for any reason. You represent and warrant to us that (a) You are at least 18 years old; (b) You have the right, capacity and authorization necessary to legally bind Yourself to the Terms; (c) You have read and agree to the terms of the Privacy Policy on the Site, (d) You will comply with all treaties, laws, rules and regulations applicable to Your use of the Services, (e) any information You submit to SupportSoft is correct and complete, and (f) any payment or credit card information You supply is correct.

Authorization to Access your Computer

You acknowledge that by your use of the Services you are authorizing SupportSoft to access and control your computer for the purposes of computer diagnosis, service and repair.

In connection with delivering the services, SupportSoft may download and use software, gather system data, take remote control of your computer and access or modify your computer settings. By accepting these terms, you hereby grant SupportSoft the right to connect to your computer, download and use software on your computer to gather system data, repair your computer, take remote control of your computer and change the settings on your computer while performing the services. Other than as set forth in the warranty section below, you agree that SupportSoft has no responsibility or liability under any circumstance at any time for any loss or harm that may arise from or may be related to the services.

Data Backup

SUPPORTSOFT DOES NOT PROVIDE DATA BACKUP OR RESTORATION SERVICES. YOU ARE SOLELY RESPONSIBLE FOR MAINTAINING AND BACKING UP ALL INFORMATION, DATA, TEXT OR OTHER MATERIALS (COLLECTIVELY “CUSTOMER DATA”) AND SOFTWARE STORED ON YOUR COMPUTER AND STORAGE MEDIA BEFORE ORDERING THE SERVICES. YOU ACKNOWLEDGE AND AGREE THAT SUPPORTSOFT OR ITS REFERRAL PARTNERS HAVE NO RESPONSIBILITY OR LIABILITY UNDER ANY CIRCUMSTANCE AT ANY TIME FOR ANY LOSS OR CORRUPTION OF CUSTOMER DATA, SOFTWARE OR HARDWARE THAT MAY ARISE OUT OF THE SERVICES.

SUPPORTSOFT DOES NOT PROVIDE BACKUP COPIES OR SUPPORT INSTALLATION OF UNLICENSED SOFTWARE TO CUSTOMERS. PLEASE ENSURE THAT YOU HAVE A LICENSED COPY OF ALL NECESSARY SOFTWARE.

Scope of Services

You may initiate the Services via telephone or other means made available by SupportSoft. SupportSoft will use commercially reasonable efforts to answer Your personal technology question and resolve Your personal technology problem for a fee as set forth in the Site or quoted on the telephone. Upon receiving the telephone call, SupportSoft may provide certain portions of the Services via remote control session, online chat or e-mail. We may set forth limits to the personal technology we support. Certain Services may have minimum system requirements.

CONFIDENTIAL TREATMENT

Warranty

The Services may not be successful because the problem may be beyond our ability to resolve remotely. If we are not able to answer Your question or resolve Your personal technology problem and You have complied with all Your obligations in these Terms, we will refund the fees paid for the Services. Such refund shall only be provided if You request the refund on the same day the Services were ordered and rendered. Such request must be made by telephone. If you experience a problem with the resolution we provided and you call us within five (5) days from the day you originally received the Services, we will use commercially reasonable efforts to try to resolve your problem at no additional charge but no refund will be provided. As set forth below, there are no other warranties for the Services.

DISCLAIMER OF WARRANTIES

YOU UNDERSTAND AND AGREE THAT EXCEPT AS EXPRESSLY SET FORTH ABOVE, THE SERVICES (INCLUDING, WITHOUT LIMITATION, ALL ADVICE, CONTENT, AND SOFTWARE) ARE PROVIDED “AS IS,” WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES CONCERNING THE AVAILABILITY, ACCURACY, COMPLETENESS, USEFULNESS OF THE SERVICES, AND ANY WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SUPPORTSOFT DOES NOT WARRANT THAT THE SERVICES WILL BE TIMELY, SECURE, UNINTERRUPTED, ERROR FREE, OR SUCCESSFUL IN RESOLVING YOUR QUESTION OR COMPUTER PROBLEM. SUPPORTSOFT MAKES NO WARRANTY THAT THE SERVICES WILL MEET USERS’ EXPECTATIONS OR REQUIREMENTS. NO ADVICE, RESULTS, CONTENT OR MATERIALS WHETHER ORAL OR WRITTEN, OBTAINED BY YOU FROM THE SERVICES SHALL CREATE ANY WARRANTY. ANY CONTENT OR SOFTWARE THAT YOU ACCESS, DOWNLOAD OR USE WITH THE SERVICES IS DONE AT YOUR OWN DISCRETION AND RISK AND YOU AGREE THAT YOU WILL BE SOLELY RESPONSIBLE FOR ANY DAMAGE THAT RESULTS FROM SUCH ACTIVITIES.

SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF CERTAIN WARRANTIES SO THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU.

Use of Software and Tools

SupportSoft may need to download and/or run software on Your personal computer to help diagnose and resolve Your personal technology problem. SupportSoft uses several types of software: the first type provides computer system information to SupportSoft which helps us diagnose and resolve Your personal technology problem, the second type allows SupportSoft to remotely control Your computer and modify its settings or software, and the third type generally consists of utilities and other tools to improve computer performance and help resolve Your personal technology problem.

You acknowledge and agree that use of all SupportSoft software and third party software and tools (accessed, downloaded or otherwise provided or made available with the Services (collectively “Software”) are subject to the license agreements that may appear or be referenced when You access or download the Software. You may not access, download or use any Software without agreeing to the terms and conditions of the license agreements without modification. You agree that we may download and utilize Software from third party web sites and accept any applicable license agreements on your behalf. You acknowledge and agree that we may download and install trial versions of Software that will expire and cease to function after a certain period of time (usually thirty days) unless you purchase a license to continue using such Software. You may use the SupportSoft software only in connection with the Services and for no other purpose. You agree that we may, but are not obligated to, remove any Software downloaded to your computer during the Services after we have completed or terminated the Services.

Customer Responsibilities

You must cooperate with SupportSoft and promptly respond to our requests for information and comply with our requests to take actions to resolve Your personal technology problem. You must consent to the downloading and use of Software on Your personal computer and accept all applicable license agreements for the Software.

CONFIDENTIAL TREATMENT

Monitoring of the Services

We may, but have no obligation to, monitor and record the Services, including telephone calls and online sessions for purposes of improving customer service, internal training and internal market research. You acknowledge and agree that we do retain the right to monitor and record the Services and to disclose any information as necessary or appropriate to satisfy any law, regulation or other governmental request, to operate the Services properly, or to protect ourselves and/or our Users. Please see our Privacy Policy for further details.

Registration, Passwords and Security

In order to use certain Services, we may require that You register. During the registration process, You may be asked to designate, or we may designate for You, a user name and password. You are responsible for maintaining the confidentiality of any password or account information You receive from SupportSoft, and are responsible for all activities that occur using that password or other account information. You must notify SupportSoft immediately upon learning of any unauthorized disclosure or use of Your password or other account information. SupportSoft has no liability for any unauthorized use of the Services under Your account or on Your computer.

Fees and Payment

The applicable fees for the Services You order will be quoted on the telephone and may be available on the Site. The fee for the Services will be charged directly on Your credit card and You agree to pay the charges applicable to Your selected Services, as well as any applicable taxes.

Service Availability

The Services may not always be available in Your time zone or geographic location. The Services may not always be available due to system maintenance or Internet service disruptions.

Use of the Services

Your use of the Services is only for personal and noncommercial purposes on Your personal technology, and not for resale or transfer to others. You may not sell, lease or rent access to or use of the Services. You may not allow manufacturers, suppliers or vendors of Your personal support technology, or providers of services relating to such technology, to access or use the Services.

You may not use, download or copy any information, data, text, photographs, graphics, video, or other materials provided with the Services (“Content”) unless: (1) You use the Content solely for personal, informational and non-commercial purposes; (2) SupportSoft’s trademarks and copyright symbol and statement set forth on each page of the Site appears on each downloaded or copied page; and (3) no modifications are made to any Content. The rights granted to You in connection with the Services constitute a license and not a transfer of title. SupportSoft reserves the right to revoke the authorization to view, download and print the Content available on the Site at any time, and any such use shall be discontinued immediately upon notice from Supportsoft. Except as expressly provided herein, You may not use, download, upload, copy, print, display, perform, reproduce, publish, license, post, transmit or distribute any Content from the Services in whole or in part without the prior written permission of SupportSoft. Any rights not expressly granted herein are reserved by SupportSoft.

Restrictions

You shall not: (a) “mirror” any Content on the Site on any other server without SupportSoft’s prior express written permission, (b) use the Service for any illegal purpose, (c) misuse, abuse or make any unauthorized use of any property, network, website, personnel or equipment of SupportSoft or its customers or its suppliers, including but not limited interfering with or otherwise disrupting networks connected to the Service, (d) engage in any activities or actions in connection with the Services that infringe or misappropriate the intellectual property rights of others, including without limitation, copyright, patent, trademark, trade secret and confidential information, (e) engage in any activities that violate the personal privacy or publicity rights of others; (f) access, monitor or use data, traffic, computers, systems, facilities or networks provided with or accessible from the Services, without proper authorization, including any attempt to probe, scan or test the vulnerability of a system or network or to breach security or authentication measures without express authorization of the owner of the system or network; (g) send unsolicited commercial messages, advertising, informational announcements or communications in any form (“SPAM”) in connection with the Services; or (h) interfere with the Services or any system, service, network, or person accessible from the Services, including without limitation deliberate attempts to overload a system by the multiple postings of messages.

CONFIDENTIAL TREATMENT

Modifications to the Services

We reserve the right, for any reason, in our sole discretion and without notice to You, to modify, terminate, change, suspend or discontinue any and all aspects of the Services, including Content, Software, features and/or hours of availability, and we will not be liable to You or to any third party for doing so.

Security

While we use reasonable security measures to deliver the Services, You understand and acknowledge that no data transmission over the Internet can be guaranteed to be 100% secure and in any event we cannot guarantee that any personal information You submit to us will be free from unauthorized intrusion.

Submissions

All comments, feedback, information (other than your personally identifiable information or billing information) or materials submitted to SupportSoft (“Submissions”) shall be considered non-confidential and SupportSoft’s property. By providing such Submissions to SupportSoft, You agree to assign to SupportSoft, at no charge, all worldwide rights, title and interest in copyrights and other intellectual property rights to the Submissions. SupportSoft shall be free to use and/or disseminate such Submissions on an unrestricted basis for any purpose. You acknowledge that You are responsible for the Submissions that You provide, and that You have full responsibility for the Submissions, including their legality, reliability, appropriateness, originality and copyright. Any or all Submissions You provide in connection with the Services may be purged periodically in SupportSoft’s sole discretion.

International Use

Currently, the Services are only available for residents of the United States and Canada. SupportSoft, may, from time to time, offer promotions to residents of other countries. You agree to comply with all applicable laws and regulations, including without limitation, the United States Department of Commerce. You represent and warrant that You are not on the United States’ prohibited party list and not located in or a national resident of any country on the United States’ prohibited country list.

Proprietary Rights

SupportSoft respects the proprietary rights of software and hardware manufacturers and will not install or support unlicensed materials. The Services, and the Software and Content provided with the Services, are protected by law including copyright, trademark, service mark, patent or other proprietary rights and laws. Supportsoft is the copyright owner or licensee of the Services, Software, and Content, unless otherwise indicated. If You make use of the Services, Software or Content, other than as expressly provided herein, You may violate copyright and other laws of the United States, other countries, as well as applicable state laws and may be subject to liability for such unauthorized use. We do not grant any license or other authorization to any user of our trademarks, registered trademarks, service marks, other copyrightable material, patents or any other intellectual property by including them with the Services.

COPYRIGHT NOTICE: Copyright © 2006 SupportSoft, Inc. All Rights Reserved.

Trademark Information

SupportSoft, support.com, all SupportSoft product names, service names, logos, designs, titles, words or phrases are protected under law as the trademarks, service mark or trade names of SupportSoft, Inc. Such trademarks, service marks and trade names may be registered in the United States and internationally. Nothing on the Site should be construed to grant any license or right to use any SupportSoft marks without the written consent of SupportSoft, Inc. All other trademarks, product names, trade names, and logos used within these pages are the property of their respective holders. Use of other company trademarks, trade names, product names and logos or images of the same does not necessarily constitute: (1) an endorsement by such company of SupportSoft and its products, or (2) an endorsement of the company or its products by SupportSoft.

CONFIDENTIAL TREATMENT

Links from and to the Site

This Site may contain hyperlinks to Web sites that are not controlled by SupportSoft. Supportsoft is not responsible for and does not endorse or accept any responsibility over the contents or use of these Web sites, including, without limitation, the accuracy or reliability of any information, data, opinions, advice or statements made on these Web sites.

You may not provide any type of link to the Site without the express written permission of SupportSoft. We reserve the right, however, to deny any request or rescind any permission granted by us to link through such other type of link, and to require termination of any such link to the Site, at our discretion at any time.

Dealings with Third Parties

Your dealings with other entities promoted on or through the Services, including payment and delivery of related goods or services, and any other terms, conditions, warranties or representations associated with such dealings, are solely between You and such other entity. You agree that SupportSoft shall not be responsible or liable for any loss or damage of any sort incurred as the result of any such dealings or as the result of the promotion of such other entities on the Services. Likewise, any third parties that may refer You to the Services have no responsibility or liability for the Services provided by SupportSoft.

TERMINATION

SUPPORTSOFT RESERVES THE RIGHT TO CEASE PROVIDING THE SERVICES FOR ANY REASON AT ANY TIME AND INSTEAD, AS YOUR SOLE AND EXCLUSIVE REMEDY, REFUND THE FEES PAID FOR THE APPLICABLE SERVICES FOR THE TlME PERIOD, IF ANY, AFTER TERMINATION OF THE SERVICES. IF YOU BREACH THE TERMS NO REFUND WILL BE PROVIDED. OTHER THAN PROVIDING A REFUND WHEN WE TERMINATE FOR OUR CONVENIENCE, SUPPORTSOFT WILL NOT BE LIABLE TO YOU OR ANY THIRD-PARTY FOR TERMINATION OF THE SERVICES FOR ANY REASON. YOU ACKNOWLEDGE AND AGREE THAT UPON TERMINATION SUPPORTSOFT MAY IMMEDIATELY DEACTIVATE OR DELETE YOUR USER ACCOUNT AND ALL RELATED INFORMATION AND FILES IN YOUR USER ACCOUNT AND/OR BAR ANY FURTHER ACCESS TO THE SERVICES.

INDEMNITY

YOU AGREE TO DEFEND, INDEMNIFY AND HOLD SUPPORTSOFT, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND AFFILIATES HARMLESS FROM ANY AND ALL CLAIMS, LIABILITIES, DAMAGES, COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES, IN ANY WAY ARISING FROM OR RELATED TO YOUR USE OF THE SERVICES OR YOUR VIOLATION OF THE TERMS.

LIMITATION OF LIABILITY

IN NO EVENT SHALL SUPPORTSOFT, ITS SUPPLIERS, AND REFERRAL PARTNERS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, OR CONTENT OR SERVICE PROVIDERS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES OF ANY KIND OR NATURE, WHETHER FROM CONTRACT, TORT (INCLUDING NEGLIGENCE), MISPRESENTATION, STRICT LIABILITY OR ANY OTHER LEGAL OR EQUITABLE THEORY, ARISING FROM DIRECTLY OR INDIRECTLY RELATED TO THE USE OF, OR THE INABILITY TO USE, THE SERVICES, SOFTWARE, CONTENT OR YOUR PERSONAL COMPUTER AND OTHER TECHNOLOGY INCLUDING, WITHOUT LIMITATION, LOST SALES, LOST REVENUE, LOST PROFITS OR OTHER LOSS OF BUSINESS, LOSS OF OR DAMAGE TO DATA, OR COST OF SUBSTITUTE SERVICES EVEN IF SUPPORTSOFT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES SO THE ABOVE LIMITATIONS OR EXCLUSIONS MAY NOT APPLY TO YOU.

IN NO EVENT SHALL THE TOTAL LIABILITY OF SUPPORTSOFT TO YOU IN THE AGGREGATE FOR ANY AND ALL DAMAGES, LOSSES, AND CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE OR OTHERWISE) ARISING FROM THE TERMS OR YOUR USE OF THE SERVICES, SOFTWARE OR CONTENT EXCEED THE GREATER OF THE AMOUNT PAID FOR THE SERVICES AT ISSUE OR US$l00.00.

CONFIDENTIAL TREATMENT

Applicable Law; Arbitration; Jurisdiction

You agree that the laws of the State of California, excluding its conflicts-of-law rules, shall govern these Terms. Except for actions for injunctive relief to protect SupportSoft’s intellectual property, any dispute arising out of the Services shall be subject to binding arbitration in San Mateo County, California. Such arbitration shall be conducted by a single arbitrator under the then current rules of the American Arbitration Association. The arbitrator’s award shall be binding and may be entered as a judgment in any court of competent jurisdiction. To the fullest extent permitted by applicable law, no arbitration under these Terms may be joined with an arbitration involving any other party subject to these Terms through class arbitration proceedings or otherwise.

In the event SupportSoft seeks injunctive relief against You for breach of its intellectual property rights or if the above agreement to arbitrate disputes is not enforceable in Your jurisdiction, You expressly agree that exclusive jurisdiction for any claim or dispute with SupportSoft or relating in any way to Your use of the Services resides in the state and federal courts of San Mateo County, California, and You further agree and expressly consent to the exercise of personal jurisdiction in the state and federal courts of San Mateo County, California, in connection with any such dispute and including any claim involving SupportSoft.

You agree that, notwithstanding any statute of limitations or other law which provides otherwise, any claim or cause of action arising out of or relating to the Services, these Terms or the Site must be filed within one (1) year after such claim or action arose or be forever barred.

Electronic Communications

The information communicated on this Site constitutes an electronic communication. When You communicate with us through the Site or other forms of electronic media, such as e-mail, you are communicating with us electronically. You agree that we may communicate electronically and that such communications, as well as notices, disclosures, agreements and other communications that we provide to You electronically, are equivalent to communications in writing and shall have the same force and effect as if they were in writing and signed by us.

Notices and communications to SupportSoft must be sent to the applicable address given in these Terms or to customerservice@support.com.

Notice for California Users

Under California Civil Code Section 1789.3, California users of the Site are entitled to the following specific consumer rights notice: The headquarters of SupportSoft is currently located at 575 Broadway, Redwood City, California 94063, phone (650) 556-9440 or (888) 411-7778. The charges for the Services are specified on the Site. If you have a complaint regarding the Services or want to request a paper copy of these Terms, please contact SupportSoft by writing to the address above, or by e-mail at customerservice@support.com, or by calling (888) 411-7778. The Consumer Information Center of the Department of Consumer Affairs may be contacted in writing at 1625 North Market Blvd., Suite N-112, Sacramento, CA 95384, or by telephone at (916) 445-1254 or (800) 952-5210.

General Information

This version of the Terms is effective as of December 22, 2006. The most current version of the Terms is available at www.support.com/terms. You should check these Terms periodically for modifications as we may modify the Terms from time to time without notice to You. By using the Services following any modifications to the Terms, You agree to be bound by such modifications. The Terms together with the Privacy Policy and any applicable license agreements constitute the entire agreement between You and SupportSoft and govern Your use of the Services, superseding any prior or contemporaneous agreements between You and SupportSoft. The failure of SupportSoft to exercise or enforce any right or provision of the Terms shall not constitute a waiver of such right or provision. If any provision of the Terms is found by a court of competent jurisdiction to be invalid, the parties nevertheless agree that the court should endeavor to give effect to the parties’ intentions as reflected in the provision, and the other provisions of the Terms remain in full force and effect. You may not assign the Terms or any of Your rights or obligations under the Terms without SupportSoft’s express written consent. The Terms inure to the benefit of SupportSoft’s successors, assigns and licensees. The section titles in the Terms are for convenience only and have no legal or contractual effect.

CONFIDENTIAL TREATMENT

EXHIBIT E

MARKETING PLAN

To be attached and agreed by the Parties no later than eight weeks (8) prior to National Launch.

CONFIDENTIAL TREATMENT

EXHIBIT F

PRICING

I. Pricing Terms.

1.	Net Fees. SupportSoft will invoice and Office Depot shall pay the Net Fees for services delivered per the terms defined in Section 6.0 of the Agreement.

Service	Type	Code	Net Fees to SPRT	Retail Price		Description
Protection & Performance	PC Attach	ODPPRPIS	$ ***	$	***	The Protection & Performance service installs, updates and configures McAfee Virus Scan Plus and your operating system to provide maximum data security. Additionally, unwanted programs are removed to speed up computer performance

Premium Protection & Performance	PC Attach	ODPPPPIS	$ ***	$	***	The Premium Protection & Performance service installs, updates and configures McAfee Virus Scan Plus and your operating system to provide maximum data security. Additionally, unwanted programs are removed to speed up performance. ***

Parental Protection	PC Attach	ODPPAPIS	$ ***	$	***	***

Diagnostic	Break Fix	ODPDAGAH	$ ***		$49.99	The Diagnostic service determines what type of computer problem(s) you are experiencing and provides suggestions for repair. Recommendations are based on a series of system audits that reviews recent software installs, hardware upgrades, status of anti-virus applications, startup services and hardware conflicts.

Remote Repair	Break Fix	ODPRMRAH	$ ***		$99.99	The Remote Repair service implements the repairs suggested by the Diagnostic service.

Virus Removal	Break Fix	ODPVRFAH	$ ***	$	***	The Virus Removal Service installs antivirus software on your computer and runs a scan to remove viruses and spyware.

PC Optimization	Break Fix	NA	***		TBD

CONFIDENTIAL TREATMENT

PC Optimization Plus	Break Fix	ODPSTUAH	$ ***		$69.99	The PC Optimization service optimizes your computer’s performance by adjusting key settings, downloading the latest operating system performance updates, installing security patches and scheduling ongoing disk defragmentation.

PC Fitness Check	Break Fix	NA	$ ***		$0

Data Back Up	Data Mgmnt	ODPDBPAH	$ ***	$	***	The Data Back Up service installs MEMEO software on your computer and creates an automated backup plan for use with a secondary drive. The plan defines the appropriate data for backup as well as scheduling the most convenient time to run the backup on a regular basis.

Complete Data Protection	Data Mgmnt	ODPCDPAH	$ ***	$	***	The Complete Data Protection service transfers all applicable files from your old computer to a recently-purchased machine.

Network Setup	Device Mgmnt	ODPNSUAH	$ ***		$99.99	This Network Setup service establishes a connection between your computer and wireless router, implements wireless network security, configures the firewall and enables file and print sharing between two computers and one printer.

Printer Setup	Device Mgmnt	ODPPSUAH	$ ***		$49.99	The Printer Setup service installs and updates the required printer software and drivers for use with your computer. In addition, the service diagnoses and resolves any printing-related problems you may be experiencing.

Digital Camera Setup	Device Mgmnt	ODPDCSAH	$ ***		$49.99	The Digital Camera Setup service installs and configures your digital camera and photo management/editing software on one computer. In addition, the service sets up a download path for transferring digital photos from the camera to the computer.

MP3 Player Setup	Device Mgmnt	ODPMPSAH	$ ***		$49.99	The MP3 Player Setup service installs the appropriate MP3 software on your computer, connects and configures the player to the computer and sets up a folder path for storing, organizing and transferring music that has been copied from a CD.

CONFIDENTIAL TREATMENT

2.	The Net Fees above are calculated based on an Initial Margin to Office Depot of ***% on the Suggested Retail Prices as defined above. The blended average of Initial Margin on all SupportSoft services sold will blend to a minimum of ***%. See the Pricing Table above.

3.	Advertising Offers. In order to support Office Depot’s promotional and advertising activities and pursuant to a promotional plan agreed to by both parties, SupportSoft will provide a credit of up to $*** in free services and/or aggregate discounts against Net Fees per program quarter. The free or discounted services must be offered in conjunction with an advertising promotion which Office Depot will conduct at its sole discretion.

4.	Help Desk Services. SupportSoft will charge $*** per minute for any Help Desk services delivered to Office Depot. Payment will be made according to the terms outlined in Section 6.0 of the Agreement.

5.	Program Support Funds. $ *** quarterly, Payable by SupportSoft to Office Depot per the schedule outlined below provided that (i) the branding requirements defined in Exhibit A Section 2 are maintained, (ii) Office Depot delivers refresher training on the remote services to its technology associates at least *** during the respective program ***, and (iii) in no event shall the Program Support Funds exceed ***% of the revenue payable to SupportSoft in a given quarter.

SupportSoft will provide the Program Support or “co-op” funds (collectively, “PSF Fund”) to reimburse certain reasonable expenses incurred by Office Depot in marketing the Services. Such reimbursable expenses shall be as determined by SupportSoft, and shall initially include the activities described in Exhibit E (“Marketing Plan”), up to the quarterly maximums specified in the table below. The PSF Funds will be calculated on a calendar quarter basis beginning at National Launch and will be paid to Office Depot within thirty (30) days of the end of the respective quarter. The first quarterly period will be pro-rated from National Launch through December 31, 2007. Each payment shall be for approved marketing activities to be undertaken in the following quarterly period. For example, the first PSF payment will be due in January, 2008 and will be used for marketing expenses incurred in January through March, 2008.

II. Program Support Funds Schedule.

Time Frame	Requirements	Payment
1st Quarter

•   Six weeks prior to National Launch, the parties agree to a revenue forecast by month (the “First Quarter Forecast”).

•   Within 30 days of the end of the 1st Quarter, the parties will meet and mutually agree upon a revenue forecast by month for the 2nd Quarter (the “Second Quarter Forecast”).

		>***% of Forecast: *** -***% of Forecast: *** -***% of Forecast: <***% of Forecast:	$*** $*** $*** $***

	• SupportSoft will pay the Program Support Funds according to the terms outlined in the column to the right	The First Quarter payments will be pro-rated based on the actual date of the National Launch.

2nd Quarter

•   Within 30 days of the end of the 2nd Quarter, the parties will meet and mutually agree upon a revenue forecast by month for the 3rd Quarter (the “Third Quarter Forecast”).

•   SupportSoft will pay the Program Support Funds according to the terms outlined in the column to the right

		>***% of Forecast: *** - ***% of Forecast: *** - ***% of Forecast: <***% of Forecast:	$*** $*** $*** $***

CONFIDENTIAL TREATMENT

3rd Quarter

•      Within 30 days of the end of the 3rd Quarter, the parties will meet and mutually agree upon a revenue forecast by month for the 4th Quarter (the “Fourth Quarter Forecast”).

•      SupportSoft will pay the Program Support Funds according to the terms outlined in the column to the right.

	>***% of Forecast: *** - ***% of Forecast: *** - ***% of Forecast: <***% of Forecast:	$*** $*** $*** $***

4th Quarter

•      Within 30 days of the end of the 4th Quarter, the parties will meet and mutually agree upon a revenue forecast by month for the 5th Quarter (the “Fifth Quarter Forecast”).

•      SupportSoft will pay the Program Support Funds according to the terms outlined in the column to the right.

	>***% of Forecast: *** - ***% of Forecast: *** - ***% of Forecast: <***% of Forecast:	$*** $*** $*** $***

Ill. Changes to the above. All financial terms can be amended and changed in the future by mutual agreement of both parties. Any such change will be executed via the change control process defined in Exhibit A Section 2.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***

CONFIDENTIAL TREATMENT

EXHIBIT G

MUTUAL NONDISCLOSURE AGREEMENT

This Agreement is entered into this 23rd day of May 2007 (“Effective Date”), by and between Office Depot, Inc., a Delaware corporation (“Office Depot”) with principal offices at 2200 Old Germantown Road, Delray Beach, FL 33445 and SupportSoft, Inc., a Delaware corporation (“SupportSoft”), with principal offices at 1900 Seaport Boulevard, Redwood City, CA 94063

(together as the “Parties” and individually as the “Party”).

1. Office Depot and SupportSoft each possess certain proprietary and confidential information. The Parties each desire to share in confidence some of such information with the other in order to discuss future business projections and possibilities. The Parties contemplate the introduction of their respective businesses to customers and/or vendors of the other Party for the purposes of allowing each Party to provide services to the other Party’s customers.

2. The Parties acknowledge that each invests significant time, money and other resources in developing relationships with its respective customers, vendors, sub-agents, marketing organizations and representatives, and other distribution channels (collectively, the “Contacts”). The term “Confidential Information” as used in this Agreement means all nonpublic information obtained by the recipient from the providing party, including, but not limited to: the Contacts, marketing plans and product strategies, operations information, employee information (compensation and agreements), technical information, vendor lists, financial information, (including, without limitation, financial statements, projections, budgets and spending plans), business records, models, plans, test results, pro formas, renderings and other information that is not generally known to the public and that a reasonable business person would deem confidential. Confidential Information shall also includes notes, analyses, compilations, studies, summaries, and other material prepared by representatives of each Party, including legal counsel, accounts and financial advisors, that contain nonpublic information. The Party providing Confidential Information in each case is called the “Provider”; the Party receiving the Confidential Information is called the “Recipient”. The Confidential Information described herein shall be kept confidential by the Recipient.

3. Office Depot and SupportSoft each agree that Confidential Information disclosed to the other shall not be duplicated or otherwise disclosed to any third party except as authorized in writing by the Provider. Further, Office Depot and SupportSoft agree to use the other Party’s Confidential Information solely for the purpose set forth in Section 1 of this Agreement.

4. The obligations of the Recipient hereunder shall not apply to any Confidential Information of the Provider which:

a.	was in the public domain at the time it was disclosed;

b.	enters the public domain other than by breach of this Agreement by Recipient;

c.	is known to the Recipient at the time of its disclosure to the Recipient by the Provider;

d.	is disclosed to the Recipient by a third party who has the right to do so;

e.	is developed by the Recipient independently of any disclosure by the Provider hereunder;

f.	is disclosed by the Recipient when required by law, provided that Recipient shall first notify the Provider of such requirement and cooperate, at no expense to Recipient, with respect to any reasonable steps available for the protection of such Confidential Information.

5. Either Party may terminate this Agreement upon written notice to the other Party. All rights and obligations of the Parties under this Agreement survive termination of the Agreement for a period of two (2) years from the effective date of termination.

6. The individuals executing this Agreement, on behalf of the Parties hereby represent and covenant that they are authorized to sign this Agreement and have read and fully understand the Agreement and by their execution hereof acknowledge and agree to same on behalf of their respective party.

7. This Agreement supersedes all prior agreements, written or oral, between the Parties relating to the subject matter of this Agreement. This Agreement may not be modified, changed or discharged, in whole or in part, except by an agreement in writing signed by the Parties.

8. In the event of any violation or threatened violation of this Agreement by a Recipient; the Provider shall be entitled to seek immediate injunctive or other suitable judicial relief, as well as, seek judgment for all its costs and expenses including but not limited to attorney’s fees and costs.

9. This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida.

Executed as of the Effective Date.

OFFICE DEPOT, INC.		SUPPORTSOFT, INC.

By:	/s/ Randall W. Wick	By:	/s/ Richard Mandeberg
Name:	Randall W. Wick	Name:	Richard Mandeberg
Title:	Vice President, Merchandising	Title:	SUP Consumer Business Development